SCHEDULE 14A INFORMATION

Proxy Statement Pursant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement (Revised)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Seligman Frontier Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

 .............................................................................
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       ..............................................................
    2) Aggregate number of securities to which transaction applies:
       ..............................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
       ..............................................................
    5)  Total Fee Paid:
       ..............................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         ..............................................................
     (2) Form, Schedule or Registration Statement No.:
         ..............................................................
     (3) Filing Party:
         ..............................................................
     (4) Date Filed:
         ..............................................................

                          SELIGMAN FRONTIER FUND, INC.
                    100 Park Avenue, New York, New York 10017

       Toll-Free Telephone: (800) 221-2450--All continental United States
   For questions or comments about the Proposals contained herein, please call
       Morrow & Co., Inc., the Fund's proxy solicitors, at (800) 566-9058
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 1995
To the Shareholders:

     A Special Meeting of Shareholders (the "Meeting") of Seligman Frontier Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995 at 9:00 A.M., for the following purposes:

     (1) To elect  thirteen  Directors;

     (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 1995;

     (3) To approve or disapprove amendments to the Management Agreement, dated December 29, 1988 between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the Fund;

     (4) To approve or disapprove amendments to the Subadvisory Agreement, dated June 1, 1994 between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co. to increase the subadvisory fee payable by J. & W. Seligman & Co. Incorporated;

     (5) To act on a proposal to amend the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed to 15% of the market value of the Fund's total assets;

     (6) To act on a proposal to eliminate the Fund's fundamental investment policy prohibiting participation in a joint securities trading account;

     (7) To act on a proposal to amend the Fund's fundamental investment policy prohibiting the purchase of put options; and

     (8) To transact such other business as may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                        By order of the Board of Directors,


                                                                 Secretary
Dated: New York, New York, October __, 1995


                               -------------------
                             YOUR VOTE IS  IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND
  SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION
 IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                   THE MEETING.

                                                                October   , 1995

                          SELIGMAN FRONTIER FUND, INC.
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 1995


     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Frontier Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of thirteen Directors, (ii) for the ratification of the selection of auditors, (iii) for the approval of amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated (the "Manager") to increase the management fee payable by the Fund, (iv) for the approval of amendments to the Subadvisory Agreement between the Manager and Seligman Henderson Co. to increase the subadvisory fee payable by the Manager, (v) for the amendment of the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed to 15% of the market value of the Fund's total assets, (vi) for the elimination of the Fund's fundamental investment policy prohibiting participation in a joint securities trading account, and (vii) for the amendment of the Fund's fundamental investment policy prohibiting the purchase of put options, and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding ______ shares of Class A capital stock and _____shares of Class D capital stock, each share being entitled to one vote. For all matters on which a vote of a majority of the Fund's shares outstanding and entitled to vote is required, an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required and for the election of Directors, an abstention or broker non-vote will not be considered a vote cast.

     The Fund's investment adviser is J. & W. Seligman & Co. Incorporated. Subadvisory services are provided by Seligman Henderson Co. and the Fund's shareholder service agent is Seligman Data Corp. The Fund's distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450. Questions or comments relating to any of the proposals set forth herein may be directed to Morrow & Co., Inc., the Fund's proxy solicitor, at 1-800-566-9058.

     It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October __, 1995.


                            A. ELECTION OF DIRECTORS.
                            -------------------------
                                    (Proposal 1)

     The Board is presently comprised of thirteen Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Fred E. Brown, General John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James
N. Whitson and Brian T. Zino, all of whom are presently members of the Board. Each of the foregoing individuals has consented to be a nominee. Each of the nominees previously has been elected by the shareholders, with the exception of General Galvin and Mr. McPherson who were elected by the Board of Directors on May 18, 1995.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     The background of General Galvin and Mr. McPherson and information regarding the other Directors of the Fund appears below.


                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
    Fred E. Brown*            DIRECTOR  OR  TRUSTEE, VARIOUS  ORGANIZATIONS, NEW               21,814
     1984 to Date             YORK,  NY.  Mr. Brown is  a Director or Trustee of
         (82)                 each of the Seligman Group investment  companies;+
       [Photo]                Director of, and  Consultant to, J. & W.  Seligman
                              & Co. Incorporated; Director of Seligman Financial
                              Services,   Inc.   and  Seligman  Services,  Inc.;
                              Trustee of Lake Placid Education  Foundation, Lake
                              Placid Center for the Arts and Trudeau  Institute,
                              Inc.; formerly, Director of J. & W. Seligman Trust
                              Company and Seligman Securities, Inc.


     John R. Galvin           DEAN OF THE FLETCHER  SCHOOL OF  LAW AND DIPLOMACY                   -0-
 May 18, 1995 to Date         AT TUFTS UNIVERSITY, MEDFORD,  MA. General  Galvin
         (66)                 is Director or Trustee of  each  of  the  Seligman
        [Photo]               Group  investment  companies;+   Chairman  of  the
                              American Council on Germany;  a  Governor  of  the
                              Center   for  Creative   Leadership;  Director  of
                              USLIFE, National Committee on U.S.-China Relations,
                              National Defense University  and the Institute for
                              Defense Analysis; and Consultant  of  Thomson CSF.
                              Formerly,  Ambassador,   U.S.  State   Department;
                              Distinguished Policy Analyst at Ohio State Univer-
                              sity and Olin Distinguished  Professor of National
                              Security Studies at  the  United  States  Military
                              Academy. From June, 1987 to June, 1992, he was the
                              Supreme Allied  Commander,  Europe  and  the  Com-
                              mander-in-Chief, United States European Command.



                                       4



                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
   Alice S. Ilchman           PRESIDENT, SARAH LAWRENCE COLLEGE, BRONXVILLE, NY.                1,050
     1991 to Date             Dr. Ilchman is a Director or Trustee  of  each  of
         (60)                 the Seligman Group investment companies;+ Chairman
       [Photo]                of The Rockefeller  Foundation;  Director of NYNEX
                              (formerly,  New York  Telephone  Company)  and The
                              Committee  for  Economic  Development;   formerly,
                              Trustee of The Markle  Foundation  and Director of
                              International Research & Exchange Board.



  Frank A. McPherson          CHAIRMAN  OF  THE  BOARD   AND   CHIEF   EXECUTIVE                 -0-
 May 18, 1995 to Date         OFFICER,  KERR-MCGEE  CORPORATION,  OKLAHOMA CITY,
         (62)                 OK. Mr. McPherson is a Director or Trustee of each
       [Photo]                of  the  Seligman  Group  investment   companies;+
                              Director of  Kimberly-Clark  Corporation,  Bank of
                              Oklahoma  Holding  Company,   American   Petroleum
                              Institute,  Oklahoma  City  Chamber  of  Commerce,
                              Baptist  Medical Center,  Oklahoma  Chapter of the
                              Nature  Conservancy,   Oklahoma  Medical  Research
                              Foundation and United Way Advisory Board; Chairman
                              of Oklahoma City Public  Schools  Foundation;  and
                              Member of The  Business  Roundtable  and  National
                              Petroleum Council.



                                       5



                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
    John E. Merow*            PARTNER, SULLIVAN & CROMWELL, LAW FIRM, NEW  YORK,                58,456
     1984 to Date             NY.  Mr. Merow is a Director or Trustee of each of
         (65)                 the    Seligman   Group   investment   companies,+
        [Photo]               Municipal  Art  Society of New York,  Commonwealth
                              Aluminum    Corporation,    U.S.    Council    for
                              International   Business  and   U.S.-New   Zealand
                              Council;  Member of the American Law Institute and
                              the Council on Foreign Relations;  Chairman of the
                              American Australian Association; and Member of the
                              Board of Governors of Foreign  Policy  Association
                              and New York Hospital.



    Betsy S. Michel           ATTORNEY, GLADSTONE, NJ. Mrs. Michel is a Director               14,619
     1989 to Date             or Trustee of each of the Seligman  Group  invest-
        (53)                  ment companies+ and The  National  Association  of
       [Photo]                Independent Schools (Washington, DC); and Chairman
                              of the Board of Trustees  of  St. George's  School
                              (Newport, RI).




                                       6



                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
  William C. Morris*          CHAIRMAN AND PRESIDENT OF J. & W. SELIGMAN  &  CO.                4,190
     1988 to Date             INCORPORATED, NEW YORK, NY. Mr. Morris is Chairman
         (57)                 and Chief Executive Officer of each of the  Selig-
       [Photo]                man   Group  investment  companies;+  Chairman  of
                              Seligman Financial Services, Inc., Seligman  Serv-
                              ices, Inc. and  Carbo Ceramics Inc.; Member of the
                              Board  of  Governors  of  the  Investment  Company
                              Institute; and Director of Daniel Industries,Inc.,
                              Kerr-McGee Corporation and  Seligman  Data  Corp.;
                              formerly, Chairman of  Seligman  Securities,  Inc.
                              and J. &  W. Seligman Trust Company.


    James C. Pitney           PARTNER, PITNEY, HARDIN, KIPP & SZUCH,  LAW  FIRM,               3,031
     1984 to Date             MORRISTOWN, NJ. Mr.Pitney is a Director or Trustee
         (69)                 of each of  the  Seligman  Group  investment  com-
       [Photo]                panies+ and Public Service Enterprise Group.













   James Q. Riordan           DIRECTOR,  VARIOUS   CORPORATIONS,   STUART,   FL.                  671
     1991 to Date             Mr. Riordan is a Director or Trustee  of  each  of
         (68)                 the  Seligman  Group  investment  companies,+  The
       [Photo]                Brooklyn  Museum,  The Brooklyn Union Gas Company,
                              The Committee for Economic Development,  Dow Jones
                              &  Co.,  Inc.  and  Public  Broadcasting  Service;
                              formerly, Co-Chairman of the Policy Council of The
                              Tax Foundation;  Director and President of Bekaert
                              Corporation;  and  Director  of  Tesoro  Petroleum
                              Companies, Inc.


                                       7



                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
Ronald T. Schroeder*          DIRECTOR, MANAGING DIRECTOR AND  CHIEF  INVESTMENT               16,950
     1984 to Date             OFFICER, INSTITUTIONAL OF J. & W. SELIGMAN  &  CO.
         (47)                 INCORPORATED, NEW YORK, NY.  Mr.  Schroeder  is  a
        [Photo]               Director or Trustee of each of the Seligman  Group
                              investment  companies;+ and Director  of  Seligman
                              Financial Services,  Inc., Seligman Services,  Inc.
                              and Seligman Henderson Co.; formerly, President of
                              each of the Seligman  Group  investment  companies
                              with the exception of Seligman  Quality  Municipal
                              Fund, Inc. and  Seligman  Select  Municipal  Fund,
                              Inc.,  and  Director  of  J. &  W. Seligman  Trust
                              Company, Seligman Data Corp. and  Seligman Securi-
                              ties, Inc.


   Robert L. Shafer           VICE PRESIDENT,   PFIZER,   INC.,  NEW  YORK,  NY.                  -0-
     1984 to Date             Mr. Shafer is a Director or Trustee of each of the
         (63)                 Seligman Group investment  companies+  and  USLIFE
        [Photo]               Corporation.










   James N. Whitson           EXECUTIVE VICE PRESIDENT, CHIEF OPERATING  OFFICER                 7,588
     1993 to Date             AND  DIRECTOR, SAMMONS  ENTERPRISES, INC., DALLAS,
         (60)                 TX. Mr. Whitson is a Director or Trustee  of  each
        [Photo]               of the Seligman  Group investment  companies,+ Red
                              Man Pipe and Supply Company and C-SPAN.


                                       8



                                    PRINCIPAL OCCUPATION AND OTHER INFORMATION
                                                                                         SHARES OF CAPITAL
                                    THE PERSONS DESIGNATED BY ASTERISK (*) ARE          STOCK BENEFICIALLY
                                     "INTERESTED PERSONS" OF THE FUND (AS THAT          OWNED, DIRECTLY OR
NAME, PERIOD(S) SERVED AS        TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
  DIRECTOR AND (AGE)          1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.   SEPTEMBER 26, 1995
-----------------------      ---------------------------------------------------------  -----------------
    Brian T. Zino*            DIRECTOR AND MANAGING DIRECTOR, J. &  W.  SELIGMAN               11,157
     1993 to Date             & CO. INCORPORATED, NEW YORK, NY.  Mr.  Zino  is a
         (43)                 Director or Trustee and President of each  of  the
       [Photo]                Seligman Group   investment   companies  with  the
                              exception of Seligman  Quality   Municipal   Fund,
                              Inc. and Seligman  Select Municipal  Fund,  Inc.;+
                              Chairman  of  Seligman  Data  Corp.;  Director  of
                              Seligman Quality  Municipal Fund,  Inc.,  Seligman
                              Quality  Municipal Fund, Inc., Seligman  Financial
                              Services,  Inc. and  Seligman Services,  Inc.; and
                              Senior Vice President of Seligman  Henderson  Co.;
                              formerly, Director and  Secretary  of Chuo Trust--
                              JWS Advisors, Inc.; and  Director of J & W. Selig-
                              man Trust Company and Seligman Securities, Inc.





+ The Seligman  Group of  investment  companies  consists of the Fund,  Seligman
  Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.

     Unless otherwise indicated below, Directors have sole voting and investment power with respect to the shares shown. As of September 26, 1995, all Directors and officers of the Fund as a group owned beneficially 159,875 shares, or .54% of the Fund's capital stock.

     Mr. Brown disclaims beneficial ownership of 6,485 shares held in trust for his grandchildren. Mrs. Michel disclaims beneficial ownership of 13,247 shares held in trust for her children. Mr. Morris disclaims beneficial ownership of 2,913 shares held in trust for his son. Mr. Pitney disclaims beneficial ownership of 3,031 shares held in his wife's name. Mr. Whitson disclaims beneficial ownership of 6,456 shares held in trust for Mr. Morris' family.

     As of September 30, 1995, 1,718,392 Class A shares, or 5.77% of the Fund's capital stock then outstanding, were registered in the name of Verely & Co., c/o U.S. Trust Company of New York, P.O. Box 456, Wall Street Station, New York, NY 10005. As of the same date, 3,248,267 Class A shares, or 10.91% of the Fund's capital stock then outstanding and 4,561,019 Class D shares, or 15.32% of the Fund's capital stock then outstanding, were registered in the name of Merrill Lynch Pierce Fenner & Smith, P.O. Box 45286, Jacksonville, FL 32232-5286.

     The Board of Directors met six times during 1994. The standing committees of the Board include the Audit Committee and the Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

     AUDIT COMMITTEE. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Fund for consultation on audit, accounting and related financial matters. The Committee met twice in 1994. Members of this Committee are Messrs. Whitson (Chairman) and McPherson, General Galvin and Mrs. Michel.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by you and the other shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times in 1994. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

     Information with respect to executive officers, other than Messrs. Morris and Zino, is as follows:

                                         POSITION WITH FUND AND
      NAME         AGE        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Arsen Mrakovcic    30   VICE PRESIDENT AND PORTFOLIO  MANAGER  OF THE FUND since
                        September 21, 1995. Mr. Mrakovcic is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio, and Vice President,
                        Investment Officer of the  Manager  (formerly, Portfolio
                        Assistant).

Lawrence P. Vogel  39   VICE PRESIDENT (FORMERLY,  TREASURER)  OF THE FUND since
                        January 1992. Mr. Vogel is also Vice  President  of  the
                        other Seligman Group investment companies;  Senior Vice
                        President, Finance of the  Manager,  Seligman  Financial
                        Services, Inc. and  Seligman    Data   Corp.  (formerly,
                        Treasurer);  Vice  President of Seligman Services,  Inc.
                        and Treasurer,  Seligman  Henderson  Co.;  formerly,  an
                        Audit Senior Manager,  Price Waterhouse and  Senior Vice
                        President, Finance  of  Seligman  Securities,  Inc.  and
                        J. & W. Seligman Trust Company.

Frank J. Nasta     31   SECRETARY OF THE FUND since March  1994.  Mr.  Nasta  is
                        also  Secretary of the Manager, the other Seligman Group
                        investment  companies,  Seligman  Data  Corp.,  Seligman
                        Financial Services, Inc., Seligman  Services,  Inc.  and
                        Seligman  Henderson Co.  and  Vice  President,  Law  and
                        Regulation  of   the   Manager;   formerly,   Secretary,
                        J. & W. Seligman Trust Company, and attorney at the law firm of Seward & Kissel.

Thomas G. Rose     37   TREASURER OF THE FUND since  November  1992. Mr. Rose is
                        also Treasurer of the other Seligman Group investment companies and Seligman Data Corp.; formerly, Treasurer,
                        American Investors Advisors, Inc.

     All officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Fund who are not employees of the Manager or its affiliates each receive from the Fund retainer fees of $2,212 per year. In addition, such Directors are paid a total of $1,000 for each day on which they attend Board and/or Committee meetings, which is paid proportionately by the Fund and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings.

     Directors' attendance, retainer and/or committee fees paid to each Director for the year ended December 31, 1994 were as follows:

                           AGGREGATE   PENSION OR RETIREMENT  TOTAL COMPENSATION
                         COMPENSATION   BENEFITS ACCRUED AS      FROM FUND AND
NAME                       FROM FUND   PART OF FUND EXPENSES     FUND COMPLEX*
-------------------      ------------  ---------------------   -----------------

Alice S. Ilchman          $2,389.21               -0-                $67,000
John E. Merow              2,353.50**             -0-                 66,000 **
Betsy S. Michel            2,353.50               -0-                 66,000
James C. Pitney            2,389.21               -0-                 67,000
James Q. Riordan           2,353.50               -0-                 66,000
Robert L. Shafer           2,353.50               -0-                 66,000
James N. Whitson           2,353.50**             -0-                 66,000 **

---------------
*  There are 16 other investment companies in the Seligman Group.

** Messrs. Merow and  Whitson  have  elected to defer receiving  their fees from the Fund. The total amounts of deferred compensation (including interest) payable to Messrs. Merow and Whitson as of December 31, 1994 were $18,100 and $3,761, respectively. Mr. Pitney had deferred receiving his fee and has owing to him deferred compensation as of December 31, 1994 of $13,997, including interest. Mr. Pitney no longer defers his current compensation.

     No compensation is paid by the Fund to Directors or officers of the Fund who are employees of, or consultants to, the Manager. General Galvin and Mr. McPherson became Directors on May 18, 1995.

     The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of the proposed Directors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                    B. RATIFICATION OF SELECTION OF AUDITORS.
                    -----------------------------------------
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Fund each year. If a shareholders' meeting is held, the Board's selection is subject to ratification or rejection by shareholders.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Fund for 1995. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     The affirmative vote of a majority of the votes cast at the meeting is required to ratify the selection of auditors.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           APPROVAL OF THIS PROPOSAL.

              C. APPROVAL OF AMENDMENTS TO THE MANAGEMENT AGREEMENT
                 TO INCREASE THE MANAGEMENT FEE PAYABLE BY THE FUND.
                 ---------------------------------------------------
                                  (Proposal 3)
GENERAL

     The Board of Directors of the Fund is proposing for shareholder approval amendments to the Management Agreement between the Fund and the Manager, the effect of which would be to increase the management fee payable by the Fund to the Manager. Shareholders are also being asked to approve the Management Agreement as so amended. The factors considered by the Board of Directors in determining the reasonableness and fairness of the proposed management fee increase are described below under "Factors Considered by the Board of Directors". A copy of the Management Agreement reflecting the proposed amendments is set forth as Exhibit A to this Proxy Statement.

     The Manager manages the Fund under a Management Agreement dated December 29, 1988 (the "Management Agreement"). The Manager serves as manager for 16 other investment companies which, together with the Fund, comprise the Seligman Group. The 16 other companies are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income

Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation. A table setting forth the net assets of the Seligman Group investment companies with similar investment objectives, and the management fee rate paid by such companies, is attached as Exhibit B to this Proxy Statement. The aggregate net asset value of the Seligman Group was approximately $11.0 billion at September 30, 1995. The Manager also provides investment management or advice to institutional accounts having a September 30, 1995 value of approximately $3.5 billion.

     The management fee payable by the Fund has not been changed by the Fund since 1988, when the current management fee payable under the Management Agreement was approved by shareholders at a special shareholders' meeting held in connection with the change of control of the Manager. Continuance of the Management Agreement in its present form has been approved by the Board of Directors each year since 1988, most recently on November 17, 1994. On May 19, 1994, shareholders of the Fund approved a Subadvisory Agreement between the Manager and Seligman Henderson Co. (the "Subadviser"), a joint venture between the Manager and Henderson International, Inc. Fees under the Subadvisory Agreement are paid by the Manager to the Subadviser and do not affect the fees payable by the Fund under the Management Agreement. The fees payable under the Subadvisory Agreement are also proposed to be increased (see Proposal 4 in this Proxy Statement).

     The Manager's proposal to increase the management fee as set forth in the proposed amendments was considered at meetings of the Board of Directors, at which a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager was present, held on July 20 and September 21, 1995, and at meetings of a subcommittee of Directors who are not interested persons on August 29 and September 15, 1995 and at a meeting of all Directors who are not interested persons on September 21, 1995. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager. On September 21, 1995, the Directors unanimously concluded that the proposed amendments to the Management Agreement were fair and reasonable and justified by business considerations and determined to submit the Management Agreement as amended to shareholders for their approval.

TERMS OF THE MANAGEMENT AGREEMENT

     Under the Management Agreement, the Manager, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's Prospectus, manages the affairs of the Fund. In this regard, it is the responsibility of the Manager to continuously provide the Fund with investment management, including investment research, advice and supervision, determine which securities shall be purchased or sold by the Fund, make purchases and sales of securities on behalf of the Fund and determine how any rights of the Fund shall be exercised. As part of these services, the Manager provides the Fund with such office space together with bookkeeping, accounting, internal legal, clerical and administrative services and such executive and other personnel as are necessary for the operations of the Fund. The Manager also manages the affairs of Seligman Data Corp. ("Seligman Data"), which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder investment accounts and furnishes data processing, dividend paying, transfer agency, redemption and related services. During the fiscal years ended September 30, 1994 and September 30, 1995, the Fund paid Seligman Data $116,999 and $583,110, respectively, for services rendered. The Manager also pays the compensation of Directors of the Fund who are employees of, or consultants to, the Manager and of the president of Seligman Data.

     The Fund is responsible for payment of all its expenses other than those assumed by the Manager. Fund expenses generally consist of direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. The Management Agreement does not contain any expense limitation provision although the Manager will reimburse its management fee to the Fund to the extent required by state securities laws and regulations.

     The Management Agreement will continue in effect until December 29, 1995 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

PROPOSED FEE INCREASE

     THE CURRENT FEE. The Management Agreement currently provides for a fee, computed daily and paid monthly, equal to .75% of the average daily net assets of the Fund.

     For the Fund's fiscal year ended September 30, 1994, the management fee amounted to $390,476, which was equivalent to an annual rate of .75% of the Fund's average daily net assets. For the fiscal year ended September 30, 1995, the management fee amounted to $1,260,258, which was equivalent to an annual rate of .75% of the Fund's average daily net assets.

     THE PROPOSED FEE. Under the proposed amendments to the Management Agreement, the management fee rate would be .95% of the Fund's average daily net assets on the first $750 million and .85% of the Fund's average daily net assets in excess of $750 million.

     If the proposed amendments to the management fee had been in effect throughout the fiscal year ended September 30, 1994, the management fee for that year would have amounted to $494,599, which would have been equivalent to an annual rate of .95% of the Fund's average daily net assets. This would have represented an increase of 27% over the actual management fee of $390,476. For the fiscal year ended September 30, 1995, the management fee would have amounted to $1,596,327, which would have been equivalent to an annual rate of .95% of the Fund's average daily net assets. This would have represented an increase of 27% over the actual management fee of $1,260,258 for that period.
     The following table shows, for the Fund's fiscal year ended September 30, 1994, (a) the actual operating expenses for each class of the Fund's shares as a percentage of average net assets and (b) the pro forma operating expenses assuming the proposed amendments to the Management Agreement had been in effect throughout the year.
                               CLASS A SHARES                CLASS D SHARES
                           -----------------------       ----------------------
                          ACTUAL         PRO FORMA       ACTUAL        PRO FORMA
                          -------       -----------      ------       ----------
Management and
  Subadvisory Fee.......     .75%           .95%             .75%           .95%
12b-1 Fees..............     .06            .06             1.00           1.00
Other Expenses..........     .53            .53              .97            .97
                           -----          -----            -----           -----
Total Fund
  Operating Expenses....    1.34%          1.54%            2.72%          2.92%
                           =====          =====            =====           =====

     EXAMPLE: The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                       1 YEAR          3 YEARS        5 YEARS       10 YEARS
                       ------          ------         ------         -------
Class A Shares:
  Existing Fee..........  $60            $88             $117            $201
  Proposed Fee..........   62             94              127             222
Class D Shares:
  Existing Fee..........   38*            84              144             305
  Proposed Fee..........   40*            90              154             324

---------------
* Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be $28 with respect to the existing fee and $30 with respect to the proposed fee.

     The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     The Board of Directors has considered various matters in determining the reasonableness and fairness of the proposed increase in the management fee payable by the Fund. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

     In reaching its decision, the Board of Directors examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Manager in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) changes in the mutual fund industry that have affected the Fund; (3) the payments received by the Manager and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group; (4) extensive financial, personnel and structural information as to the Manager's organization, including the costs borne by, and profitability of, the Manager and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group;
(5) the organizational capabilities and financial condition of the Manager; (6) an analysis of the proposed fee rate changes; (7) information concerning the Fund's expense ratio on both an existing and pro forma basis; (8) information as to the management fees paid by the other Seligman Group investment companies;

(9) the portfolio allocation policies and practices of the Fund and its historical portfolio turnover rates; (10) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those typically paid by similar funds; (11) a comparison of the overall profitability of the Manager to the profitability of certain other investment advisers; and (12) the fall-out benefits which the Manager and its affiliates receive from the Manager's relationship to the Fund.

     Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

     o PORTFOLIO PERFORMANCE. The Directors considered the performance of the Fund as compared to the performance of other funds with comparable objectives and as compared to securities indices. The nature and quality of the investment advice rendered by the Manager as well as the backgrounds of the portfolio managers and other executive personnel of the Manager were also considered by Directors. The Board took into account the investment results of the Fund during the first six months of 1995, in 1994 and in recent years. The Board noted that organizational and operational changes designed to improve investment results had been made in recent times and had been previously reported by the Manager to the Board.

     The Fund's average annual total return performance in comparison with the annualized total return performances of the Lipper Small Company Growth Fund Index ("Lipper") and the NASDAQ Composite Index ("NASDAQ") is set forth below:

                                        10 YEARS        5 YEARS       1 YEAR
                                      ENDED 6/30/95  ENDED 6/30/95 ENDED 6/30/95
                                      -------------  ------------- -------------
Lipper Small Company Growth
  Fund Index...........................    11.92%        13.09%          25.99%
NASDAQ Composite Index ................    12.16         15.09           32.22
Seligman Frontier Fund, Inc.--Class A..    16.18         19.60           38.24
                            --Class D..       --         25.32*          36.87
----------
Source: Lipper--Mutual Fund Performance Services Inc.
* From commencement of operations on May 3, 1993 to June 30, 1995.

     The NASDAQ and Lipper indices are unmanaged and assume reinvestment of estimated dividends and do not reflect fees and expenses. Investors may not invest directly in an index. The Fund's performance assumes reinvestment of capital gains and dividends and does not reflect the deduction of sales charges.

     o CHANGES IN THE MUTUAL FUND INDUSTRY. The Board of Directors considered the effect of changes in the mutual fund industry since the Management Agreement was adopted in 1988. Among these, the Directors considered the increased competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered. They evaluated the extent to which this has created an expectation among brokers and investors that mutual funds will offer multiple classes of shares and a need for enhanced marketing efforts by the Manager, the increased expense incurred by the Manager and its affiliates (primarily the Fund's distributor, Seligman Financial Services, Inc.) in connection with such enhanced marketing efforts, and their effectiveness. The Manager advised the Directors that estimated marketing expenditures for 1995 would be more than double total expenditures in 1990. The Directors considered these factors in assessing the current competitive environment in the mutual fund industry. However, in evaluating the fee increase proposal, the Directors specifically excluded from consideration the Manager's marketing expenditures and their effect on the Manager's profitability.

     o ACTUAL AND PRO FORMA MANAGEMENT FEES AND EXPENSES. The Board of Directors considered the effect of the proposed management fee increase on the Fund's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the Fund). The table set forth above under "Proposed Fee Increase--The Proposed Fee" provides comparative data for the Fund's fiscal year ended September 30, 1994, assuming that the proposed fee increase had been in effect throughout the year.

     o COSTS OF PROVIDING SERVICE AND PROFITABILITY. The Directors reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results from 1990 through 1994 and estimates for the first six months of 1995. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis both before and after the Manager's net expenditures for marketing. The Board of Directors also reviewed profitability data for 1993 and 1994 and estimated profitability data for 1995 for each of the Seligman Group investment companies on a fund-by-fund basis. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995. In assessing this information, the Board considered the fact that the size of the Fund results in certain economies of scale to the Manager. The Board recognized that the growth of assets under management by the Manager (particularly in 1995) would have positive effects on the Manager's profitability even without the proposed fee increase (and those being sought in respect of certain other Seligman Group companies); however, the Board also considered the fact that the proposed fee increases would enhance the Manager's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the expectations of the Board of Directors regarding the performance of the Fund that only such professionals can satisfy. The Board of Directors also recognized that creating vertically integrated investment teams within the Manager with responsibility for specific investment management expertise and strategies (such as growth and small capitalization common stocks, and taxable and municipal fixed income securities) will establish a structural underpinning for the services being provided to the Fund that is likely to increase the costs to the Manager of providing those services.

     Certain assumptions and methods of allocation utilized by the Manager in preparing fund-by-fund data were reviewed by the Board of Directors. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

     The Board of Directors was also provided with consolidated financial data concerning the Manager's revenues and expenses as a whole for 1993 and 1994 and, on an estimated basis, for 1995.

     o COMPARISONS WITH OTHER FUNDS. The Directors considered the management fees paid by other funds with similar investment objectives having net assets of between $25 million and $1 billion. In addition to comparing the proposed management fees, the Directors also considered the comparability of operating expense ratios with the ratios of these other investment companies. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Board of Directors believes that the management fee and expense ratios would remain comparable to industry norms. Based upon the data reported in Lipper Directors' Analytical Data -- First Edition 1995, the Fund's management fee rate of .75% for the fiscal year ended September 30, 1994 was in the bottom third among 103 investment companies with a similar investment objective and assets between $25 million and $1 billion, and on a pro forma basis giving effect to the proposed management fee increase, its ratio of management fee to average net assets of .95% would have been in the top third of such investment companies. Based upon the same data, the Fund's ratios of operating expenses to average net assets for Class A and Class D were 1.34% and 2.72%, respectively, for the fiscal year ended September 30, 1994. After giving effect to the proposed management fee increase, the ratios of operating expenses to average daily net assets for Class A and Class D would have been 1.54% and 2.92%, respectively.

     o NON-ADVISORY SERVICES PROVIDED TO THE FUND. The Directors reviewed the general nature of the non-investment advisory services performed by the Manager. In addition to reviewing such services, the Directors considered the organizational structure employed by the Manager to provide those services. The services provided to the Fund by Seligman Data were also considered.

    o FALL-OUT BENEFITS. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of the Manager, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

     The affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     If approved by shareholders at the Meeting, the proposed amendments to the Management Agreement and the Management Agreement as so amended will become effective on January 1, 1996. The Management Agreement, if approved as amended, will continue in effect until December 31, 1996, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not approved by shareholders, the Management Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
             THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE MANAGER

     Set forth below is information concerning the principal executive officer and the Directors of the Manager:

NAME                    PRINCIPAL OCCUPATION           POSITION WITH THE FUND
-----                   --------------------           ----------------------
William C. Morris       Chairman of the Board          Chairman of the Board and
                        and President of the Manager   Chief Executive Officer

Fred E. Brown           Director of, and Consultant    Director
                        to, the Manager

Michael J. Del Priore   Director and Managing          None
                        Director of the Manager

William H. Hazen        Director and Managing          None
                        Director of the Manager

NAME                    PRINCIPAL OCCUPATION           POSITION WITH THE FUND
-----                   --------------------           ----------------------
Thomas G. Moles         Director and Managing          None
                        Director of the Manager

Ronald T. Schroeder     Director, Managing             Director
                        Director and Chief
                        Investment Officer,
                        Institutional of the Manager

David F. Stein          Director and Managing          None
                        Director of the Manager

David Watts             Director and Managing          None
                        Director of the Manager

Brian T. Zino           Director and Managing          Director and President
                        Director of the Manager

     The address of each of the foregoing is 100 Park Avenue, New York, New York 10017.

     Other information with respect to the executive officers and Directors of the Fund is set forth under Proposal 1.

     William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the 1940 Act, Mr. Morris is a "control person" of the Manager. In addition, Ronald T. Schroeder and Brian T. Zino each own 10% or more of the outstanding voting securities of the Manager.

     As of January 1, 1995, Brian T. Zino purchased 95 Class B common shares from the Manager, at a price of $1,344.80 per share.

     During the year ended December 31, 1994, no commissions were paid by the Fund to any broker affiliated with the Manager.

                 D.  APPROVAL OF AMENDMENTS TO THE SUBADVISORY AGREEMENT
                     TO INCREASE THE SUBADVISORY FEE PAYABLE BY THE MANAGER.
                     -------------------------------------------------------

                                  (Proposal 4)

GENERAL

     The Board of Directors of the Fund is proposing for shareholder approval amendments to the Subadvisory Agreement, dated June 1, 1994 (the "Subadvisory Agreement"), between the Manager and Seligman Henderson Co. (the "Subadviser"), a joint venture between the Manager and Henderson International Inc., the effect of which would be to increase the subadvisory fee payable by the Manager to the Subadviser. Fees under the Subadvisory Agreement are paid directly by the Manager from its management fee and do not affect the fees paid by the Fund. Shareholders are also being asked to approve the Subadvisory Agreement as so amended. In addition to the requirement of shareholder approval, the adoption of the amendments to the Subadvisory Agreement is conditioned upon shareholder approval of the amendments to the Management Agreement as set forth in Proposal
3. If the amendments to the Management Agreement are not approved by shareholders, the Subadvisory Agreement will continue in effect in its present form. The factors considered by the Board of Directors in determining the reasonableness and fairness of the proposed subadvisory fee increase are described below under "Factors Considered by the Board of Directors." A copy of the Subadvisory Agreement reflecting the proposed amendments is set forth as Exhibit C to this Proxy Statement.

     The Subadviser was founded in 1991 as a general partnership between the Manager and Henderson International, Inc., each partner owning equal 50% interests in the joint venture. Henderson International, Inc., whose principal address is 3 Finsbury Avenue, London EC2M 2PA, England, is a wholly-owned subsidiary of Henderson Administration Group plc, a publicly-held United Kingdom corporation, located at the same address. Information relating to the Manager is provided in Proposal 3. The Subadviser is headquartered in New York and was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States.

      The Subadviser may manage a portion of the Fund's assets under the Subadvisory Agreement. The Subadviser currently serves as subadviser to several other investment companies. A table setting forth the net assets of those investment companies for which the Subadviser currently serves as subadviser, and which have investment objectives similar to the Fund, and the subadvisory fee rate paid by such companies, is attached as Exhibit D to this Proxy Statement. The aggregate net assets managed by the Subadviser were approximately $1.9 billion at September 30, 1995, none of which constituted assets of the Fund.

     The Subadvisory Agreement was approved by the Board of Directors of the Fund on January 20, 1994 and by the shareholders of the Fund on May 19, 1994 and has not subsequently been submitted to a vote of the shareholders. Fees under the Subadvisory Agreement are paid by the Manager to the Subadviser and do not affect the fees payable by the Fund under the Management Agreement. The fee rate payable under the Management Agreement is proposed to be increased (see Proposal 3 in this Proxy Statement), and the fee rate under the Subadvisory Agreement is proposed to be increased correspondingly.

     The Manager's proposal to increase the subadvisory fee as set forth in the proposed amendments was considered at meetings of the Board of Directors, at which a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Subadviser was present, held on July 20 and September 21, 1995, and at meetings of a subcommittee of Directors who are not interested persons on August 29 and September 15, 1995 and at a meeting of all Directors who are not interested persons on September 21, 1995. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser. On September 21, 1995, the Directors unanimously concluded that the proposed amendments to the Subadvisory Agreement are fair and reasonable and justified by business considerations and determined to submit the Subadvisory Agreement as amended to shareholders for their approval.


TERMS OF THE SUBADVISORY AGREEMENT

     Under the Subadvisory Agreement, the Subadviser, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Fund set forth in the Fund's Prospectus, provides the Fund with investment management services, including investment research, advice and supervision, with respect to certain assets of the Fund designated by the Manager (the "Qualifying Assets"). With respect to the Qualifying Assets, the Subadviser will determine which securities shall be purchased or sold by the Fund, make purchases and sales of securities on behalf of the Fund and determine how any rights of the Fund shall be exercised. Currently, the Fund has a non-fundamental policy under which it may invest up to 10% of its total assets in foreign securities. Qualifying Assets comprise all or a part of these securities. American Depositary Receipts are not considered foreign securities for purpose of the Fund's investment policy, but may be designated as Qualifying Assets. The Subadviser does not perform any non-advisory services under the Subadvisory Agreement.

     The Subadvisory Agreement will continue in effect until December 31, 1996 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. The Subadvisory Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Subadviser and will terminate automatically in the event of its assignment or upon termination of the Management Agreement.


PROPOSED FEE INCREASE

     THE CURRENT FEE. The Subadvisory Agreement currently provides for a fee, computed and paid monthly, equal to .75% of the average monthly Net Qualifying Assets of the Fund. The term "Net Qualifying Assets" means the Qualifying Assets less related liabilities as designated by the Manager.

     For the period from June 1, 1994 (when the Subadvisory Agreement took effect) to September 30, 1994, and for the Fund's fiscal year ended September 30, 1995, the Fund did not require the services of the Subadviser, and therefore, no fee was paid to it by the Manager.

     THE PROPOSED FEE. Under the proposed amendments to the Subadvisory Agreement, the subadvisory fee rate would be determined by reference to the percentage fee rate that the Manager receives from the Fund pursuant to the Management Agreement, equal to .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. The subadvisory fee rate would be applied to the average monthly Net Qualifying Assets of the Fund to determine the subadvisory fee. The subadvisory fee would continue to be computed and paid monthly.

     Assuming that Net Qualifying Assets managed by the Subadviser had been equal to 10% of the Fund's total net assets at September 30, 1995, the effect of the proposed increase in the subadvisory fee rate would have been to increase the subadvisory fee by 27%.

     As noted above, approval of the proposed increase in the subadvisory fee would not affect the total management fee payable by the Fund or the Fund's total expenses. Information with respect to the effect on the Fund's total expenses of the proposed increase in the management fee is provided in Proposal 3 above.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     The Board of Directors has considered various matters in determining the reasonableness and fairness of the proposed increase in the subadvisory fee rate payable by the Manager to the Subadviser with respect to the Fund. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

     In reaching its decision, the Board of Directors examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Subadviser in the areas of investment management

(including investment performance comparisons with other mutual funds and certain indices); (2) recent changes in the mutual fund industry that have affected the Fund, particularly the increasingly global investment focus; (3) the payments received by the Subadviser and its affiliates from all sources involving both the Fund and the other investment companies in the Seligman Group; (4) extensive financial, personnel and structural information as to the Subadviser's organization, including the costs borne by, and profitability of, the Subadviser and its affiliates in providing service of all types to the Fund and to the other investment companies in the Seligman Group; (5) the organizational capabilities and financial condition of the Subadviser; (6) an analysis of the proposed fee rate changes; (7) the relationship between the Manager and the Subadviser; (8) information as to the subadvisory fees paid by the other Seligman Group investment companies; (9) the portfolio allocation policies and practices of the Fund and its historical portfolio turnover rates;
(10) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed subadvisory fee rates to those typically paid by similar funds; (11) the overall profitability of the Subadviser; and (12) the fall-out benefits which the Subadviser and its affiliates receive from the Subadviser's relationship to the Fund.

     Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

     o ARRANGEMENT BETWEEN THE MANAGER AND THE SUBADVISER. The Subadviser was initially engaged by the Manager, with the approval of the Directors and the shareholders, in 1994. The business understanding, as reflected in the Subadvisory Agreement, was that the Manager would pay to the Subadviser the entire management fee in respect of assets managed by the Subadviser. The current proposal would continue this arrangement by increasing the subadvisory fee in proportion to the proposed increase in the management fee. The Directors found that this appeared to continue to be a reasonable business arrangement and, since the subadvisory fee is paid entirely by the Manager, that it would be in no way detrimental to the Fund.

     o CHANGES IN THE MUTUAL FUND INDUSTRY. The Board of Directors considered the effect of changes in the mutual fund industry in recent years, particularly the increasing globalization of investment, and the fact that investment advisory costs are generally higher for non-U.S. securities.

     o COSTS OF PROVIDING SERVICE AND PROFITABILITY. The Directors reviewed information concerning profitability of the Subadviser's investment advisory and investment company activities and its financial condition based on results from 1992, 1993 and 1994 and estimates for 1995. The information considered by the Board of Directors included operating profit margin information for the Subadviser's investment company business. The Board of Directors also reviewed profitability data for 1994 and estimated profitability data for 1995 for each of the Seligman Group investment companies for which the Subadviser has provided investment advice on a fund-by-fund basis. In addition, such estimated data for 1995 were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995. Certain assumptions and methods of allocation utilized by the Subadviser in preparing fund-by-fund data were reviewed by the Board of Directors. While the Manager and the Subadviser believe that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Subadviser's where each of the advisory products draws on, and benefits from, the pooled research of the organization. Moreover, in light of the size of the Subadviser and the current number and value of accounts under its management, the Directors recognized that many of the Subadviser's expenses are absorbed directly by the partners that own the Subadviser, including the Manager. With respect to the Manager, these expenses are reflected in the Manager's profitability data. Thus, the Directors determined that the profitability of the Subadviser should be given relatively less significance in evaluating the proposed fee increase.

     The affirmative "vote of a majority of the outstanding voting securities" of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

     The proposed amendments to the Subadvisory Agreement will be adopted if (i) the amendments to the Subadvisory Agreement and the Subadvisory Agreement as amended are approved by the shareholders at the meeting and (ii) the amendments to the Management Agreement and the Management Agreement as so amended, as set forth in Proposal 3, are approved. If so adopted, such amendments will be effective on January 1, 1996. The Subadvisory Agreement, if approved as amended, will continue in effect until December 31, 1996, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not adopted, the Subadvisory Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                  SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE SUBADVISER

     The principal executive officer of the Subadviser is Rodney G.D. Smith. The Subadviser is governed by a Management Committee comprised of the following individuals:

NAME                    PRINCIPAL OCCUPATION
-----                   -------------------
Iain C. Clark           Chief Investment Officer of the Subadviser and  Chief of
                        International  Investment  of   Henderson  International
                        Limited

Michael J. Del Priore   Director and Managing Director of the Manager

Jeremy J.C. Edwards     Director of Henderson Administration Group plc

Mark J. Lund            Managing Director of Henderson International Limited

Ronald T. Schroeder     Director, Managing Director and Chief Investment
                        Officer, Institutional of the Manager

Rodney G.D. Smith       Chief Executive Officer of the Subadviser

David F. Stein          Director and Managing Director of the Manager

     The address of Messrs. Clark, Edwards and Lund is 3 Finsbury Avenue, London EC2M 2PA, England. The address of Messrs. Del Priore, Schroeder, Smith and Stein is 100 Park Avenue, New York, New York 10017.

     Additionally, Brian T. Zino, Director and President of the Fund, is Senior Vice President of the Subadviser; Lawrence P. Vogel, Vice President of the Fund, is Treasurer of the Subadviser; and Frank J. Nasta, Secretary of the Fund, is Secretary of the Subadviser.

     During the year ended December 31, 1994, no commissions were paid by the Fund to any broker affiliated with the Subadviser.

                  E.  APPROVAL OF AMENDMENT OF THE FUNDAMENTAL
                      INVESTMENT POLICY REGARDING BORROWING.
                      ----------------------------------------
                                  (Proposal 5)

     The Fund's fundamental investment policies provide that the Fund may not borrow money, except for temporary purposes in an amount not to exceed 10% of the value of the Fund's total assets at the time the borrowing is made (not including the amount borrowed). The Fund proposes to amend this policy so that it may borrow up to 15% of the value of its total assets for temporary or emergency purposes. The purpose of the change is to permit the Fund to borrow money, rather than be forced to sell its portfolio holdings, in order to meet substantial redemption requests. Such requests may occur during periods of volatile market conditions when the Fund might find it disadvantageous to sell its portfolio holdings. Sales of securities at unfavorable prices may reduce the net asset value of the Fund's shares, thus adversely affecting all shareholders, including those who do not redeem any of their shares.

     By borrowing to meet redemption requests instead of selling portfolio holdings, the Fund may be able to delay selling its holdings until prices are at more favorable levels. If additional shares of the Fund are sold, the Fund may be able to use those proceeds to pay down its borrowings, thus avoiding sales and repurchases of portfolio securities, which could force the recognition of capital gains. The Fund must of course pay interest on its borrowings and the Manager will be responsible in any particular situation for determining whether borrowing or selling portfolio securities is in the best interests of the Fund. The broadening of the policy to permit borrowings in emergencies (as well as for temporary purposes) is intended to recognize that adverse market conditions may continue for relatively long periods that might not ordinarily be characterized as "temporary."

     At a meeting held on September 21, 1995, the Board of Directors determined that increasing the Fund's borrowing limit in this manner would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, that the fundamental investment policy regarding borrowing be amended as set forth below. Language to be deleted is in [brackets] and language to be added IS UNDERLINED.

     . . . The Fund may not . . .

     Borrow money, except from banks for temporary OR EMERGENCY purposes [(such as meeting redemption requests or for extraordinary or emergency purposes] (but not for the purchase of portfolio securities) in an amount not to exceed 15% [10%] of the value of its total assets. [at the time the borrowing is made (not including the amount borrowed).] The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

     The affirmative "vote of a majority of the outstanding voting securities" of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           APPROVAL OF THIS PROPOSAL.

      F. APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY PROHIBITING PARTICIPATION IN A JOINT SECURITIES TRADING ACCOUNT.
         ----------------------------------------------------------------
                                  (Proposal 6)

     The Fund's fundamental investment policies provide that the Fund may not participate on a joint or a joint and several basis in any securities trading account. The 1940 Act contains a broad prohibition on participation by registered investment companies such as the Fund in any transaction on a joint or a joint and several basis and the Fund's fundamental policy is consistent with that prohibition. However, the Securities and Exchange Commission (the "SEC") has granted orders permitting certain mutual funds to participate in certain investments on a joint or joint and several basis. In such arrangements, uninvested cash of two or more funds in a family of funds is pooled and invested for a short period (typically overnight) in a single security in an amount larger than the individual funds would be able to invest. This is considered desirable because the larger investment may earn a higher interest rate, and have lower transaction costs, than smaller, separate investments. The types of investments for which these orders have been granted have been short-term investment grade obligations. The Fund would participate in a particular joint investment only if that investment would be permitted under the Fund's own investment policies.
     In order to participate in such joint investments, the Seligman Group funds would need to obtain an exemptive order from the SEC. Although the Manager has no present intention of recommending that the Seligman Group funds seek such an order, it may do so in the future. In addition, eliminating this investment restriction would permit the Fund to take advantage of any other relief that may be granted by the SEC relating to joint transactions. Most other funds in the Seligman Group do not have a fundamental policy prohibiting participation in a joint securities trading account and would be able to take advantage of any such order obtained or other relief granted in the future. The Fund believes it is desirable to eliminate this fundamental policy so that it would also be able to take advantage of any such order or relief.
     At a meeting held on September 21, 1995, the Board of Directors determined that eliminating this policy would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, that the fundamental investment policy prohibiting participation in a joint securities trading account be eliminated.
     The affirmative "vote of a majority of the outstanding voting securities" of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           APPROVAL OF THIS PROPOSAL.

                 G. APPROVAL OF AMENDMENT OF THE FUNDAMENTAL INVESTMENT
                    POLICY PROHIBITING THE PURCHASE OF PUT OPTIONS.
                    ---------------------------------------------------

                                  (Proposal 7)

     The Fund's fundamental investment policies provide that the Fund may not write or purchase put, call, straddle or spread options. These securities, which are sometimes referred to as "derivative" securities, derive their value from the value of another security, referred to as the "underlying" security. A small movement in the price of an underlying security can cause a large movement in the value of a related derivative, in some cases making the derivative worthless. This potential volatility is the primary reason why the Fund has not been permitted to invest in put, call, straddle or spread options. However, a derivative security may be used to reduce (or "hedge") the risk associated with holding the underlying security in an investment portfolio, and the Fund proposes to amend its fundamental investment policy to permit the purchase of put options solely for hedging purposes.

     As an example of how the Fund would use a put option to hedge a security held in its portfolio, assume that the Fund holds a large position in the stock of a company, which it purchased a few months earlier and which has increased significantly in value since acquisition. The Manager believes there is potential for additional appreciation, but also perceives some risk that the stock price will decline. The Manager could simply sell the stock, but this would eliminate any further gains that would result if the price continued to increase. It would also force the recognition of capital gains, which could have adverse tax consequences for the Fund's shareholders. Instead, the Manager could purchase a put option on the company's stock. This gives the Manager the right to sell the stock at a fixed price for a specified period. If the share price declines, the Manager can exercise the put option and sell its holdings at a price above the current market price. If the share price remains steady or increases, the put option will expire unexercised and the Fund's investment in the option will become worthless, but the Fund will obtain the benefit of the higher share price and, in some cases, more favorable treatment of capital gains. The price of a put option is generally much less than the value of the underlying shares, and the Manager will seek to identify situations in which the protection against price declines afforded by a put option is justified by its cost.

     In resolutions adopted by unanimous written consent on October 4, 1995, the Board of Directors determined that amending the Fund's fundamental investment policy to permit purchases of put options for this limited hedging purpose would be in the best interests of the Fund. Therefore, the Directors approved and recommended, subject to shareholder approval, that the fundamental investment policy prohibiting the purchase of put options be amended as set forth below. Language to be added IS UNDERLINED.

     ...The Fund may not...

          write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on futures contracts AND MAY PURCHASE PUT OPTIONS SOLELY FOR THE PURPOSE OF HEDGING AGAINST A DECLINE IN THE PRICE OF SECURITIES HELD IN THE FUND'S PORTFOLIO.

     The affirmative "vote of a majority of the outstanding voting securities" of the Fund, as defined in Proposal 3, is required for adoption of this proposal.

                 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            APPROVAL OF THIS PROPOSAL


                    H. OTHER MATTERS; SHAREHOLDER PROPOSALS.

     The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

     A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  I. EXPENSES.
                                  ------------

     The Manager will bear the cost of soliciting Proxies with respect to Proposals 3 and 4, and the Fund will bear the balance of the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Directors, officers and employees of the Fund, the Manager, Seligman Financial Services, Inc., Seligman Services and Seligman Data and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799 has been engaged to assist in soliciting for a fee of $3,000 plus expenses, to be paid by the Manager.

                                        By order of the Board of Directors,



                                                                 Secretary

                             ----------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A
(LANGUAGE TO BE DELETED IS IN [BRACKETS] AND LANGUAGE TO BE ADDED IS
UNDERLINED.)

                              MANAGEMENT AGREEMENT

         MANAGEMENT AGREEMENT, dated as of December 29, 1988 and amended January 1, 1996, between SELIGMAN FRONTIER FUND, INC., a Maryland corporation (the "Corporation"), and J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager").

         In consideration of the mutual agreements herein made, the parties hereto agree as follows:

     1. DUTIES OF THE MANAGER. The Manager shall manage the affairs of the Corporation including, but not limited to, continuously providing the Corporation with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Corporation, making purchases and sales of securities on behalf of the Corporation and determining how voting and other rights with respect to securities of the Corporation shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Corporation and the requirements of the Investment Company Act of 1940 (the "Act") and other applicable law. In performing such duties, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Corporation) and such executive and other personnel as shall be necessary for the operations of the Corporation. The Corporation understands that the Manager also acts as the manager of all of the investment companies in the Seligman Group.

     Subject to Section 36 of the Act, the Manager shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     2. EXPENSES. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay any salaries, fees and expenses of the directors of the Corporation who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Corporation, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     3. COMPENSATION. (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Corporation will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month on the basis of the Corporation's net assets at the close of business on the previous day, at an annual rate of .95 [0.75]% of the Corporation's average daily net assets ON THE FIRST $750 MILLION OF NET ASSETS AND .85% OF THE CORPORATION'S AVERAGE DAILY NET ASSETS IN EXCESS OF $750 MILLION.

     (b) If the Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

     4. PURCHASE AND SALE OF SECURITIES. The Manager shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision, it is recognized that the Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

     Notwithstanding the above, it is understood that it is desirable for the Corporation that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients as well as the Corporation.

     The placing of purchase and sale orders may be carried out by the Manager or any wholly-owned subsidiary of the Manager.

     If, in connection with purchases and sales of securities for the Corporation, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to Section 3 hereof.

     Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31 [29], 1996 [89], and from year to year thereafter if such continuance is approved in the manner required by the Act if the Manager shall not have notified the Corporation in writing at least 60 days prior such December 31 [29] or prior to December 31 [29] of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Manager by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation (as defined by the Act). This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

     6. RIGHT OF MANAGER IN CORPORATE NAME. The Manager and the Corporation each agree that the word "Seligman", which comprises a component of the Corporation's name, is a property right of the Manager. The Corporation agrees and consents that (i) it will only use the word "Seligman" as a component of its corporate name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the word "Seligman" for any purpose, (iii) the Manager or any corporate affiliate of the Manager may use or grant to others the right to use the word "Seligman", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Manager, the Corporation will take such action as may be required to provide its consent to the use of the word "Seligman", or any combination or abbreviation thereof, by the Manager or any corporate affiliate of the Manager, or by any person to whom the Manager or an affiliate of the Manager shall have granted the right to such use; and (iv) upon the termination of any management agreement into which the Manager and the Corporation may enter, the Corporation shall, upon request by the Manager, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word "Seligman" and following such change, shall not use the word Seligman, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, trustees and stockholders to take any and all actions which the Manager may request to effect the foregoing and to reconvey to the Manager any and all rights to such word.

     7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     IN WITNESS WHEREOF, the Corporation and the Manager have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                      SELIGMAN FRONTIER FUND, INC.


                                      BY _________________________________



                                      J. & W. SELIGMAN & CO. INCORPORATED


                                      BY _________________________________

                                    EXHIBIT B

     The table below sets forth the net assets and the management fee rate paid to the Manager for 1994 for Seligman Frontier Fund, Inc. and the other Seligman Group investment companies which have investment objectives similar to Seligman Frontier Fund, Inc.:

                                                                                         1994 MANAGEMENT
                                                                                            FEE AS A
                                                             APPROXIMATE NET ASSETS       PERCENTAGE OF
                                                             AS OF DECEMBER 31, 1994      AVERAGE DAILY
NAME OF INVESTMENT COMPANY                                       (000'S OMITTED)           NET ASSETS
--------------------------                                    ---------------------      --------------
Seligman Capital Fund, Inc.                                          $165,735                  .53%
Seligman Capital Portfolio of Seligman Portfolios, Inc.                 5,942                  .40*
Seligman Common Stock Fund, Inc.                                      525,372                  .49
Seligman Common Stock Portfolio of
  Seligman Portfolios, Inc.                                            20,168                  .40*
Seligman Communications and Information Fund, Inc.                    403,642                  .75
Seligman Communications and Information Portfolio
  of Seligman Portfolios, Inc.                                            495                  .75*
Seligman Frontier Fund, Inc.                                           81,958                  .75
Seligman Frontier Portfolio of Seligman Portfolios, Inc.                  169                  .75*
Seligman Growth Fund, Inc.                                            515,070                  .49



* The Manager, at its discretion, waived all or a portion of its fee.

     Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc. pay the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the aggregate net assets of all of the investment companies managed by the Manager (the "Fee Base"). This percentage, referred to as the management fee rate, is .50% on the first $4 billion of the Fee Base, declining to .44% of the Fee Base in excess of $8 billion for Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc.; and
 .55% on the first $4 billion on the Fee Base, declining to .45% of the Fee Base in excess of $8 billion for Seligman Capital Fund, Inc. Seligman Communications and Information Fund, Inc. and Seligman Frontier Fund, Inc. each pay the Manager a fee at the annual rate of .75% of such Fund's average daily net assets.

     The Manager's fee with respect to the portfolios of Seligman Portfolios, Inc. is calculated daily and payable monthly, equal to .40%, on an annual basis, of each of Seligman Capital Portfolio's and Seligman Common Stock Portfolio's average daily net assets, and equal to .75%, on an annual basis, of Seligman Communications and Information Portfolio's and Seligman Frontier Portfolio's average daily net assets. Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products.

     The Manager has proposed to raise the management fee rate for certain of the above investment companies as follows:

     Seligman Capital Fund, Inc.--.75% of such Fund's average daily net assets on the first $1 billion of net assets, .70% of such Fund's average daily net assets on the next $1 billion and .65% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Common Stock Fund, Inc.--.65% of such Fund's average daily net assets on the first $1 billion of net assets, .60% of such Fund's average daily net assets on the next $1 billion and .55% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Communications and Information Fund, Inc.--.90% of such Fund's average daily net assets on the first $3 billion of net assets, .85% of such Fund's average daily net assets on the next $3 billion and .75% of such Fund's average daily net assets in excess of $6 billion.

     Seligman Frontier Fund, Inc.--.95% of such Fund's average daily net assets on the first $750 million of net assets and .85% of such Fund's average daily net assets in excess of $750 million.

     Seligman Growth Fund, Inc.--.70% of such Fund's average daily net assets on the first $1 billion of net assets, .65% of such Fund's average daily net assets on the next $1 billion and .60% of such Fund's average daily net assets in excess of $2 billion.

                                    EXHIBIT C

(LANGUAGE TO BE DELETED IS IN [BRACKETS] AND LANGUAGE TO BE ADDED IS
UNDERLINED.)

                              SUBADVISORY AGREEMENT

                          SELIGMAN FRONTIER FUND, INC.

     SUBADVISORY AGREEMENT, dated as of May 19, 1994 AND AMENDED JANUARY 1, 1996, between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and SELIGMAN HENDERSON CO., a New York general partnership (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement dated December 29, 1988, AS AMENDED JANUARY 1, 1996 (the "Management Agreement") with Seligman Frontier Fund, Inc. (the "Fund"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render investment management services to the Fund, and to administer the business and other affairs of the Fund; and

     WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Fund, and the Subadviser is willing to render such investment management services.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Fund with investment management services with respect to assets of the Fund if, and to the extent, designated by the Manager (such designated assets, "Qualifying Assets"). Such services shall include investment research, advice and supervision, determining which securities shall be purchased or sold by the Fund, making purchases and sales of securities on behalf of the Fund and determining how voting and other rights with respect to securities of the Fund shall be exercised, subject in each case to the control of the Board of Directors of the Fund and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Fund and the requirements of the 1940 Act and other applicable law.

     Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

     3.  COMPENSATION

         (a) As compensation for the services performed and the facilities and personnel provided by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee, equal to THE APPLICABLE PERCENTAGE [.75% per annum] of the average monthly Net Qualifying Assets of the Fund.

         (b)  As used herein:

              (1) THE TERM "APPLICABLE PERCENTAGE" MEANS THE PERCENTAGE FEE RATE THAT THE MANAGER RECEIVES FROM THE FUND PURSUANT TO THE MANAGEMENT AGREEMENT, WHICH EQUALS .95% OF THE FUND'S AVERAGE DAILY NET ASSETS ON THE FIRST $750,000,000 OF NET ASSETS AND .85% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $750,000,000.

              (2)   THE  [,  the]  term  "Net   Qualifying   Assets"  means  the
                    Qualifying Assets less related liabilities as designated by the Manager.

         (c) Average monthly Net Qualifying Assets shall be determined, for any month, by taking the average of the value of the Net Qualifying Assets as of the (i) opening of business on the first day of such month and (ii) close of business on the last day of such month.

         (d) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.


     4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Fund or as the Board of Directors of the Fund may direct from time to time. In providing the Fund with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Fund may direct or authorize from time to time.

     Notwithstanding the above, it is understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Fund with such brokers, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Fund.

     If, in connection with purchases and sales of securities for the Fund, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Fund, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

     Nothing herein shall prohibit the Board of Directors of the Fund from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1996 [5], and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such date or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Fund, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

     6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Fund is obtained in accordance with the requirements of the 1940 Act.

     7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                        J. & W. SELIGMAN & CO. INCORPORATED


                                        BY _________________________________




                                        SELIGMAN HENDERSON CO.


                                        BY _________________________________

                                    EXHIBIT D

     The table below sets forth the net assets and the subadvisory fee paid by the Manager to the Subadviser for 1994 with respect to Seligman Frontier Fund, Inc. and the other investment companies which have investment objectives similar to Seligman Frontier Fund, Inc.:


                                                                                  ANNUALIZED
                                                                               1994 SUBADVISORY
                                                           APPROXIMATE              FEE AS A
                                                      NET QUALIFYING ASSETS       PERCENTAGE OF
                                                     AS OF DECEMBER 31, 1994     AVERAGE MONTHLY
NAME OF INVESTMENT COMPANY                               (000'S OMITTED)       NET QUALIFYING ASSETS
--------------------------                           -----------------------   ---------------------
Seligman Capital Fund, Inc.                               $         0                 0.00%
Seligman Common Stock Fund, Inc.                               47,198                 0.49
Seligman Communications and Information Fund, Inc.                  0                 0.00
Seligman Frontier Fund, Inc.                                        0                 0.00
Seligman Growth Fund, Inc.                                     49,578                 0.49


     For each of Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc. the Manager pays the Subadviser for its services a subadvisory fee, calculated and payable monthly, equal to a percentage of the average monthly Net Qualifying Assets of each Fund. This percentage, referred to as the subadvisory fee rate, is .50% on the first $4 billion of the Fee Base, declining to .44% of the Fee Base in excess of $8 billion for Seligman Common Stock Fund, Inc. and Seligman Growth Fund, Inc.; and .55% on the first $4 billion of the Fee Base, declining to .45% of the Fee Base in excess of $8 billion for Seligman Capital Fund, Inc. The Fee Base equals the aggregate net assets of all of the investment companies managed by the Manager. With respect to Seligman Communications and Information Fund, Inc. and Seligman Frontier Fund, Inc. the Manager pays the Subadviser a fee at the annual rate of .75% of such fund's average monthly Net Qualifying Assets.

     The Manager has proposed to raise the subadvisory fee rate applied to the average monthly Net Qualifying Assets for each of the above investment companies to be calculated as follows:

     Seligman Capital Fund, Inc.--.75% of such Fund's average daily net assets on the first $1 billion of net assets, .70% of such Fund's average daily net assets on the next $1 billion and .65% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Common Stock Fund, Inc.--.65% of such Fund's average daily net assets on the first $1 billion of net assets, .60% of such Fund's average daily net assets on the next $1 billion and .55% of such Fund's average daily net assets in excess of $2 billion.

     Seligman Communications and Information Fund, Inc.--.90% of such Fund's average daily net assets on the first $3 billion of net assets, .85% of such Fund's average daily net assets on the next $3 billion and .75% of such Fund's average daily net assets in excess of $6 billion.

     Seligman Frontier Fund, Inc.--.95% of such Fund's average daily net assets on the first $750 million of net assets and .85% of such Fund's average daily net assets in excess of $750 million.

     Seligman Growth Fund, Inc.--.70% of such Fund's average daily net assets on the first $1 billion of net assets, .65% of such Fund's average daily net assets on the next $1 billion and .60% of such Fund's average daily net assets in excess of $2 billion.

                                                        SELIGMAN
                                                        FRONTIER
                                                       FUND, INC.

                                                Notice of Special Meeting
                                                     of Shareholders
                                                          and
                                                     Proxy Statement


                                           =====================================
                                            Time:  December 12, 1995
                                                   9:00 A.M.
                                           =====================================
                                            Place: Grand Hyatt Hotel
                                                   42nd Street and
                                                     Lexington Avenue
                                                   New York, New York 10017






                                           Please  date,  fill in  and sign  the
                                           enclosed form of Proxy and mail it in
                                           the enclosed  return  envelope  which
                                           requires  no postage if mailed in the
                                           United States.





       SELIGMAN FRONTIER FUND, INC.

                 LOGO

               MANAGED BY
         J. & W. SELIGMAN & CO.                             LOGO
              INCORPORATED
    INVESTMENT MANAGERS AND ADVISORS
            ESTABLISHED 1864
   100 PARK AVENUE, NEW YORK, NY 10017

PROXY
                          SELIGMAN FRONTIER FUND, INC.
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN FRONTIER FUND, INC., to be held December 12, 1995 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated below and on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF
                   THE NOMINEES AND FOR ALL PROPOSALS.
-------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS                    / /  FOR all nominees                         / /  WITHHOLD AUTHORITY TO VOTE
                                                   (except as written on the line below).        for all nominees listed below.

     NOMINEES:  Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A.
                McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name on the line below.)

     --------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN ON THE REVERSE SIDE AND RETURN
                         THIS CARD AS SOON AS POSSIBLE.
                       MARK EACH VOTE WITH X IN THE BOX.

2.  Ratification of the selection of Deloitte & Touche LLP as Auditors.                   / /  FOR     / /  AGAINST    / /  ABSTAIN

3.  Approval of amendments to the Management Agreement to increase the management         / /  FOR     / /  AGAINST    / /  ABSTAIN
    fee payable by the Fund.

4.  Approval of amendments to the Subadvisory Agreement to increase the subadvisory       / /  FOR     / /  AGAINST    / /  ABSTAIN
    fee payable by the Manager. (Adoption of Proposal No. 4 is conditioned upon shareholder approval of Proposal No. 3.)

5.  Approval of the amendment of the Fund's fundamental investment policy to increase     / /  FOR     / /  AGAINST    / /  ABSTAIN
    the limitation on borrowing to 15% of total assets.

6.  Approval of the elimination of the Fund's fundamental investment policy               / /  FOR     / /  AGAINST    / /  ABSTAIN
    prohibiting participation in a joint securities trading account.

7.  Approval of the amendment of the Fund's fundamental investment policy prohibiting     / /  FOR     / /  AGAINST    / /  ABSTAIN
    the purchase of put options.


                                                 Dated _________________ , 1995

                                                 _____________________________
                                                 Signature

                                                 _____________________________
                                                 Signature (if jointly held)

                                                 Please sign exactly as your
                                                 name(s) appear(s) on this
                                                 proxy. Only one signature is
                                                 required in case of a joint
                                                 account. When signing in a
                                                 representative capacity,
                                                 please give title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS